Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Getty Images, Inc. (the “Company”) on Form 10-Q/A for the period ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q/A”), I, Thomas Oberdorf, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-Q/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 12, 2007

/s/ THOMAS OBERDORF
Thomas Oberdorf
Senior Vice President and Chief Financial Officer